UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 19, 2024

Date of Report (Date of earliest event reported)

FG GROUP HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Nevada	1-13906	47-0587703
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

5960 Fairview Road, Suite 275
Charlotte, North Carolina	28210
(Address of principal executive offices)	(Zip Code)

(704) 994-8279

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	FGH	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 19, 2024, FG Holdings Quebec Inc. (f/k/a Strong/MDI Screen Systems Inc.) (the “Borrower”), a wholly-owned subsidiary of FG Group Holdings Inc., and Canadian Imperial Bank of Commerce (the “Lender”) together entered into a second amendment (the “Amendment”) to the Credit Agreement dated January 13, 2023 (as previously amended, the “2023 Credit Agreement”).

Prior to the Amendment, the 2023 Credit Agreement provided for a revolving line of operating credit in a maximum aggregate principal amount of CDN$3.4 million, subject to certain conditions set forth in the 2023 Credit Agreement (the “Line of Credit”), a 20-year demand installment loan in the aggregate principal amount of CDN$3.1 million (the “Installment Loan”), and a business credit card line with a credit limit of CDN$75,000 (the “Credit Card Line” and together with the Line of Credit and Installment Loan, the “Credit Facilities”). Pursuant to the Amendment, (i) the credit limit for the Line of Credit was reduced to CDN$1.4 million, (ii) the Credit Card Line was removed, (iii) reporting requirements and a negative covenant are added, and (iv) the Lender’s security interest in certain assets of the Borrower securing the Credit Facilities was removed in exchange for a guarantee from Strong Global Entertainment Inc. with respect to all liabilities of the Borrower to Lender.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Amendment #2 to the Credit Agreement dated January 13, 2023, between FG Holdings Quebec Inc. and Canadian Imperial Bank of Commerce, dated January 19, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FG GROUP HOLDINGS INC.

Date: January 23, 2024	By:	/s/ Todd R. Major
Todd R. Major
Chief Financial Officer